UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2015

CURIS, INC.

(Exact name of registrant as specified in charter)

DELAWARE	000-30347	04-3505116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Maguire Road Lexington, Massachusetts	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 503-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On February 25, 2015, Curis, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Cowen and Company, LLC acting for itself and as representative of the underwriters named therein (collectively, the “Underwriters”), relating to an underwritten public offering of 21,818,181 shares (the “Firm Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”). All of the shares are being sold by the Company. The offering price to the public is $2.75 per share, and the Underwriters have agreed to purchase the Firm Shares from the Company pursuant to the Underwriting Agreement at a price of $2.585 per share. Under the terms of the Underwriting Agreement, the Company has granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 3,272,727 shares of Common Stock (the “Option Shares” and with the Firm Shares, the “Shares”) at the public offering price per share less the underwriting discounts and commissions.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The Shares will be issued pursuant to a shelf registration statement the Company filed with the U.S. Securities and Exchange Commission (the “SEC”), which became effective on July 22, 2013 (File No. 333-189803). A prospectus supplement relating to the offering has been filed with the SEC. The closing of the offering is expected to take place on March 2, 2015, subject to the satisfaction of customary closing conditions.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the legal opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP relating to the Shares is attached as Exhibit 5.1 hereto.

Item 8.01.	Other Events

The Company issued a press release on February 25, 2015 announcing the pricing of the Shares in connection with the public offering. This press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The Exhibits to this Current Report on Form 8-K are listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURIS, INC.

Date: February 25, 2015	By:	/s/ Michael P. Gray

Michael P. Gray
Chief Financial and Chief Business Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 25, 2015, between Curis, Inc. and Cowen and Company, LLC, as representative of the underwriters named therein.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated February 25, 2015.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1).

99.1	Press Release, dated February 25, 2015.